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                                                                   Exhibit 10.37

                                FOURTH AMENDMENT

                                       TO

                                CREDIT AGREEMENT

            THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment") dated as of June 30, 2004, relates to that certain Credit Agreement dated as of May 9, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among NMHG Holding Co., a Delaware corporation ("NMHG Holding"), NACCO Materials Handling Group, Inc., a Delaware corporation, individually and as successor by merger to NMHG Distribution Co., a Delaware corporation ("NMHG"), NACCO Materials Handling Limited (company number 02636775), incorporated under the laws of England and Wales (the "UK Borrower"), NACCO Materials Handling B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (together with NMHG Holding, NMHG and the UK Borrower, the "Borrowers"), the financial institutions from time to time a party thereto as Lenders, whether by execution of the Credit Agreement or an Assignment and Acceptance (as defined therein), the financial institutions from time to time party thereto as Issuing Bank, whether by execution of the Credit Agreement or an Assignment and Acceptance or otherwise, Citicorp North America, Inc., a Delaware corporation, in its capacity as administrative agent for the Lenders and the Issuing Bank thereunder (with its successors and permitted assigns in such capacity, the "Administrative Agent"), Citigroup Global Markets Inc. (as successor in interest to Salomon Smith Barney Inc.) and Credit Suisse First Boston ("CSFB") as joint arrangers and joint bookrunners, and CSFB as syndication agent.

            1. DEFINITIONS. Capitalized terms defined in the Credit Agreement and not otherwise defined or redefined herein have the meanings assigned to them in the Credit Agreement.

            2. FOURTH AMENDMENT EFFECTIVE DATE AMENDMENTS TO CREDIT AGREEMENT. Upon the "Fourth Amendment Effective Date" (as defined in Section 6 below), the Credit Agreement is hereby amended as follows:

                  2.1 AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

                        (a) by amending the definition of "Adjusted EBITDA" to delete in its entirety the reference therein to "$10,000,000" and to substitute "$25,000,000" in lieu thereof;

                        (b) by adding the following definition of "Anti-Money Laundering Laws" in proper alphabetical order:

                        "Anti-Money Laundering Laws" means the BSA and all
                  applicable Requirements of Law and government guidance on BSA compliance and on the prevention and detection of money laundering violations under 18

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                  U.S.C. Sections 1956 and 1957.

                        (c)   by adding the following definition of
            "Anti-Terrorism Laws" in proper alphabetical order:

                        "Anti-Terrorism Laws" means the OFAC Laws and
                  Regulations, the Executive Orders and the USA Patriot Act.

                        (d) by amending the definitions of "Applicable Fixed Rate Margin", "Applicable Floating Rate Margin", "Applicable Letter of Credit Fee Rate", "Applicable Overdraft Rate Margin", and "Applicable Unused Commitment Fee Rate" to delete in their entirety the references therein to "set forth above" and to substitute "set forth on Exhibit A" in lieu thereof;

                        (e) by amending the definition of "Availability Reserves" to delete in its entirety the text of clause (d) thereof and to substitute "[intentionally omitted]" in lieu thereof;

                        (f) by adding the following definition of "BSA" in proper alphabetical order:

                        "BSA" means the Bank Secrecy Act, 31 U.S.C. Sections
                  5311 et seq.

                        (g) by amending and restating the definition of "Capital Expenditures" in its entirety to read as follows:

                        "Capital Expenditures" means, for any period, the
                  aggregate of all expenditures (whether payable in cash or other Property or accrued as a liability (but without duplication)) during such period that, in conformity with GAAP, are required to be classified as capital expenditures but excluding (a) interest capitalized relating to and during construction of Property, (b) expenditures made in connection with the replacement or restoration of Property to the extent reimbursed or financed from insurance or condemnation proceeds not constituting net cash proceeds of sale of such Property,
                  (c) expenditures made with the proceeds from the sales of similar Property to the extent such sales and reinvestments are otherwise permitted under this Agreement, and (d) expenditures in an amount not to exceed $22,000,000 in such period made in connection with the Global Design and Product Development Program.

                        (h) by adding the following definition of "CIP Regulations" in proper alphabetical order:

                        "CIP Regulations" is defined in Section 12.10.

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                        (i)   by amending and restating the definition of
            "Commitments" in its entirety to read as follows:

                        "Commitments" means, collectively, the Domestic
                  Commitments and the Multicurrency Commitments (it being understood and agreed that the maximum aggregate principal amount of the Commitments shall not exceed $135,000,000, as reduced from time to time pursuant to the terms hereof).

                        (j) by adding the following definition of "Designated Person" in proper alphabetical order:

                        "Designated Person" is defined in Section 6.01(ff).

                        (k) by amending and restating the definition of "Domestic Borrowers" in its entirety to read as follows:

                        "Domestic Borrowers" means, collectively, NMHG Holding
                  and NMHG.

                        (l) by amending and restating the definition of "Domestic Commitment" in its entirety to read as follows:

                        "Domestic Commitment" means the commitment of each
                  Domestic Lender to make Domestic Loans (including Domestic Loans required to be made pursuant to Section 2.01(g) and 2.02(e)(ii) to the Domestic Borrowers), to participate in Letters of Credit Issued for the account of the Domestic Borrowers, and to participate in Multicurrency Loans and fund such participations, in each case pursuant to Section 2.03, in an aggregate principal amount (after giving effect to all participations purchased by and from such Domestic Lender) outstanding not to exceed the amount on the Fourth Amendment Effective Date set forth opposite such Domestic Lender's name on Schedule 1.01.1 under the caption "Domestic Commitment", as such amount may be reduced or modified pursuant to this Agreement; provided, however, at no time shall the aggregate Domestic Commitments of all Domestic Lenders exceed $105,000,000 less any permanent reduction made pursuant to
                  Section 3.01; provided, further, as of the Fourth Amendment Effective Date the aggregate Domestic Commitments of all Domestic Lenders shall equal $90,000,000; provided, further, at no time shall the aggregate Domestic Commitments and the aggregate Multicurrency Commitments exceed $135,000,000.

                        (m) by adding the following definition of "Excess Borrowing Base Capacity" in proper alphabetical order:

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                        "Excess Borrowing Base Capacity" means, with respect to
                  the Credit Facilities at any particular time, an amount equal to (a) the sum of the Domestic Borrowing Base and the Multicurrency Borrowing Base at such time, minus (b) the aggregate amount of any Availability Reserves applicable to the Credit Facilities in effect at such time, minus (c) the aggregate amount of the Excess Currency Agreement Exposure or, at any time when an Event of Default has occurred and is continuing, the Currency Agreement Exposure, in each case, of all Borrowers at such time, minus (d) the aggregate amount of the Interest Rate Contract Exposure of all Borrowers at such time, minus (e) the aggregate Credit Facility Outstandings at such time.

                        (n) by adding the following definition of "Excess Currency Agreement Exposure" in proper alphabetical order:

                        "Excess Currency Agreement Exposure" means, at any
                  particular time, an amount equal to the excess, if any, of (a) the aggregate Currency Agreement Exposure at such time for all Borrowers, over (b) $5,000,000. Excess Currency Agreement Exposure shall be allocated to the Domestic Borrowers and the Multicurrency Borrowers ratably in accordance with their respective shares of the aggregate Currency Agreement Exposure at such time.

                        (o) by adding the following definition of "Executive Orders" in proper alphabetical order:

                        "Executive Orders" is defined in Section 6.01(ff).

                        (p) by amending and restating the definition of "Financial Institution" in its entirety to read as follows:

                        "Financial Institution" means (a) any Financing
                  Affiliate, (b) any financial institution listed on Schedule 1.01.9, (c) solely with respect to Lease Finance Transactions to which the Australian Subsidiaries are a party, any financial institution and (d) in all other cases, any financial institution from time to time approved by the Administrative Agent.

                        (q) by amending and restating the definition of "Financing Agreement" in its entirety to read as follows:

                        "Financing Agreement" means (a) the International
                  Operating Agreement, dated April 15, 1998, between NMHG and General Electric Capital Corporation, (b) the Restated and Amended Joint Venture and Shareholders Agreement, dated April 15, 1998, between NMHG and General Electric Capital Corporation and (c) any agreement or program entered into with a Financial Institution on substantially the same terms as

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                  the International Operating Agreement referred to in clause
                  (a) above or otherwise as consented to by the Administrative Agent, such consent not to be unreasonably withheld, as any of the same may be (x) renewed, amended or restated from time to time on substantially the same terms or otherwise as consented to by the Administrative Agent, such consent not to be unreasonably withheld or (y) replaced from time to time as consented to by the Administrative Agent, such consent not to be unreasonably withheld.

                        (r) by adding the following definition of "Fourth Amendment Effective Date" in proper alphabetical order:

                        "Fourth Amendment Effective Date" is defined in the
                  Fourth Amendment to Credit Agreement dated as of June 30, 2004 among the Borrowers, the Lenders, the Issuing Bank and the Administrative Agent.

                        (s) by adding the following definition of "Original Fee Letter" in proper alphabetical order:

                        "Fourth Amendment Fee Letter" means the proposal and fee
                  letter dated as of June 3, 2004, from CNAI and accepted by the Borrowers.

                        (t) by adding the following definition of "Fourth Amendment Schedule Delivery Date" in proper alphabetical order:

                        "Fourth Amendment Schedule Delivery Date" is defined in
                  the Section 8.14.

                        (u) by adding the following definition of "Global Design and Product Development Program" in proper alphabetical order:

                        "Global Design and Product Development Program" means
                  the proposed program of the Borrowers and Borrower Subsidiaries involving the design, development and launch of a new range of internal combustion powered fork lift trucks and the restructuring of fabrication, manufacturing and assembly operations of the Borrowers and Borrower Subsidiaries to accommodate the production of such new fork lift trucks.

                        (v) by amending and restating the definition of "Letter Agreement" in its entirety to read as follows:

                        "Letter Agreement" means, collectively, the Original Fee
                  Letter and the Fourth Amendment Fee Letter.

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                        (w)   by amending and restating the definition of
            "Leverage Ratio" in its entirety to read as follows:

                        "Leverage Ratio" means, as of the last day of each
                  fiscal quarter ending on or after the Fourth Amendment Effective Date, the ratio of (a) an amount equal to (i) Financial Covenant Debt at such date, minus (ii) Unrestricted Cash On Hand at such date to (b) Adjusted EBITDA for the four-fiscal-quarter period then ending.

                        (x) by adding the following definition of "Lists" in proper alphabetical order:

                        "Lists" is defined in Section 6.01(ff).

                        (y) by amending the definition of "Maximum Credit Amount" to delete in their entirety the references to "the Currency Agreement Exposure" in clauses (i)(C) and (ii)(C) thereof and to substitute "the Excess Currency Agreement Exposure or, at any time when an Event of Default has occurred and is continuing, the Currency Agreement Exposure, in each case" in lieu thereof.

                        (z) by adding the following definition of "Monthly Borrowing Base Delivery Date" in proper alphabetical order:

                        "Monthly Borrowing Base Delivery Date" is defined
                  in Section 7.05(a).

                        (aa) by amending and restating the definition of "Multicurrency Commitment" in its entirety to read as follows:

                        "Multicurrency Commitment" means, as to each
                  Multicurrency Lender, the commitment to make Multicurrency Loans (including Multicurrency Loans required to be made pursuant to Section 2.01(h) and 2.02(e)(ii) to the Multicurrency Borrowers), to participate in Letters of Credit Issued for the account of the Multicurrency Borrowers, and to participate in Domestic Loans and fund such participations, in each case pursuant to Section 2.03, in an aggregate principal amount (after giving effect to all participations purchased by and from such Multicurrency Lender) outstanding not to exceed the amount on the Fourth Amendment Effective Date set forth opposite such Multicurrency Lender's name on Schedule 1.01.1 under the caption "Multicurrency Commitment," as such amount may be reduced or modified pursuant to this Agreement; provided, however, at no time shall the aggregate Multicurrency Commitments of all Multicurrency Lenders exceed $70,000,000 less any permanent reduction made pursuant to
                  Section 3.01; provided, further, as of the Fourth Amendment Effective Date the aggregate

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                  Multicurrency Commitments shall equal $45,000,000; provided, further, at no time shall the aggregate Multicurrency Commitments and the aggregate Domestic Commitments exceed $135,000,000.

                        (bb) by amending the definition of "Net Cash Proceeds of Issuance of Equity Securities or Indebtedness" to add the following proviso immediately preceding the period (".") at the end of such definition:

                  ; provided, however, that Net Cash Proceeds of Issuance of Equity Securities or Indebtedness shall not include net proceeds of up to $25,000,000 in any four fiscal quarter period resulting from (x) the issuance by NMHG Holding of equity Securities to the Parent or (y) capital contributions made by the Parent (directly or indirectly) to NMHG Holding or any of the other Borrowers.

                        (cc) by adding the following definition of "OFAC" in proper alphabetical order:

                        "OFAC" is defined in Section 6.01(ff).

                        (dd) by adding the following definition of "OFAC Laws and Regulations" in proper alphabetical order:

                        "OFAC Laws and Regulations" is defined in Section
                  6.01(ff).

                        (ee) by adding the following definition of "Original Fee Letter" in proper alphabetical order:

                        "Original Fee Letter" means the fee letter dated as of
                  April 3, 2002, from CNAI, SSB and CSFB and accepted by the Domestic Borrowers.

                        (ff) by adding the following definition of "Parent Subordinated Indebtedness" in proper alphabetical order:

                        "Parent Subordinated Indebtedness" means unsecured
                  Indebtedness owing by any Borrower or Borrower Subsidiary to the Parent and unsecured guaranties thereof by any other Borrower or Borrower Subsidiary; provided that any such Indebtedness or guaranty issued by a Credit Party shall be subordinated in right of payment to the Obligations and otherwise on terms and conditions satisfactory to the Administrative Agent; provided, further, that, in the event that any Borrower Subsidiary which is not a Credit Party guaranties or becomes jointly and severally liable for any Parent Subordinated Indebtedness issued by any Credit Party, such Borrower Subsidiary, as a condition of issuing such guaranty or becoming jointly and severally liable for such Indebtedness, shall become a Guarantor with respect to (i) if such Credit Party is a Domestic

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                  Credit Party, all Obligations guaranteed by the Domestic
                  Guarantors, (ii) if such Credit Party is a Multicurrency Borrower, all Obligations of such Multicurrency Borrower or
                  (iii) if such Credit Party is a Foreign Guarantor, all Obligations guaranteed by such Foreign Guarantor.

                        (gg) by adding the following definition of "Required Evidence of Insurance" in proper alphabetical order:

                        "Required Evidence of Insurance" is defined in Section
                  8.05.

                        (hh) by amending the definition of "Restricted Payment" to insert "including, without limitation, Parent Subordinated Indebtedness," immediately following the reference to "Obligations," in clause (d) thereof.

                        (ii) by amending the definition of "Semi-Monthly Borrowing Base Delivery Date" to delete in its entirety the reference therein to "Section 7.05(a)" and to substitute "Section 7.05(b)" in lieu thereof.

                        (jj) by amending the definition of "Termination Date" to delete in its entirety the reference therein to "the third anniversary of the Closing Date" and to substitute "May 9, 2007" in lieu thereof.

                        (kk)  by adding the following definition of
            "Unrestricted Cash On Hand" in proper alphabetical order:

                        "Unrestricted Cash On Hand" means, as of any date of
                  determination, an amount equal to (a) the amount of immediately available cash and Cash Equivalents on deposit in Bank Accounts reported on the most recently delivered monthly Financial Statement, minus (b) all such cash and Cash Equivalents which is the subject of any Lien or right of setoff, whether directly, as proceeds of other property subject to a Lien or right of setoff, or otherwise (other than a Lien in favor of the Administrative Agent or a right of setoff with respect to Bank Accounts with respect to which the Administrative Agent has control (as defined in the Uniform Commercial Code)), minus (c) all such cash or Cash Equivalents which is held in any deposit or securities account which is subject to any Lien in favor of any Person other than the Administrative Agent.

                        (ll) by adding the following definition of "USA Patriot Act" in proper alphabetical order:

                        "USA Patriot Act" means the Uniting and Strengthening
                  America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001), as amended.

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                        (mm)  by amending the definition of "Weekly Borrowing
            Base Delivery Date" to delete in its entirety the reference therein to "Section 7.05(b)" and to substitute "Section 7.05(c)" in lieu thereof.

                  2.2 AMENDMENTS TO ARTICLE VI. Article VI of the Credit Agreement is hereby amended as follows:

                        (a) Sections 6.01(f) and 6.01(aa) of the Credit Agreement are hereby amended to delete in their entirety each reference therein to "as of the Closing Date" and to substitute "as of the Fourth Amendment Effective Date" in lieu thereof; and

                        (b) The following Sections 6.01(ff) and 6.01(gg) are added at the end thereof:

                              (ff)  Anti-Terrorism Laws and Anti-Money
                  Laundering Laws. None of the Borrowers and Borrower Subsidiaries are, and after making due inquiry no Person who owns a controlling interest in or otherwise controls any Borrower or Borrower Subsidiary is or shall be, (i) listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control ("OFAC"), Department of the Treasury, and/or on any other similar list (collectively, the "Lists") maintained by the OFAC pursuant to any authorizing statute, Executive Order or regulation (collectively, "OFAC Laws and Regulations"); or (ii) a Person (a "Designated Person") either (A) included within the term "designated national" as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (B) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or similarly designated under any related enabling legislation or any other similar Executive Orders (collectively, the "Executive Orders"). None of the Borrowers and Borrower Subsidiaries (x) is a Person or entity with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law or (y) is a Person or entity that commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Orders or (z) is affiliated or associated with a Person or entity listed in the preceding clause (x) or clause (y). To the Knowledge of the Borrowers, no Borrower, Borrower Subsidiary, any of their Affiliates, nor any brokers or other agents acting in any capacity in connection with the Loans hereunder (I) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Orders or (II) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

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                              (gg)  No Violation of Anti-Money Laundering Laws.
                  To each Borrower's Knowledge no Borrower, Borrower Subsidiary nor any holder of a direct or indirect interest in any Borrower or Borrower Subsidiary (i) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering under 18 U.S.C. Sections 1956 and 1957, drug trafficking, terrorist-related activities or other money laundering predicate crimes, or any violation of the BSA, (ii) has been assessed civil penalties under any Anti-Money Laundering Laws, or (iii) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws.

                  2.3 AMENDMENT TO SECTION 7.04. Section 7.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                        7.04. Insurance. The Borrowers shall deliver to the
            Administrative Agent as soon as practicable and in any event (a) no later than April 1 in each calendar year, a report in the form of
            Schedule 6.01-W or otherwise in form and substance reasonably satisfactory to the Administrative Agent outlining all material insurance coverage (including any self insurance provided by any Borrower, Parent or Borrower Subsidiary but excluding health, medical, dental and life insurance (other than key man life insurance)) maintained as of the date of such report by any Person on their behalf or on behalf of any Borrower Subsidiary and the duration of such coverage, (b) no later than 60 days after the Fourth Amendment Effective Date with respect to each policy in effect on the Fourth Amendment Effective Date for which Required Evidence of Insurance is required under Section 8.05, the Required Evidence of Insurance, (c) no later than 10 Business Days after the renewal date of each policy (or the effective date of any policy not in effect on the Fourth Amendment Effective Date) for which Required Evidence of Insurance is required under Section 8.05, evidence satisfactory to the Administrative Agent that such policies are in effect and showing the insurable interests of the Administrative Agent required by Section 8.05 and (d) no later than 60 days after the renewal date of each policy for which Required Evidence of Insurance is required under Section 8.05, the Required Evidence of Insurance for such policy. The Borrowers shall notify the Administrative Agent of, and shall give the Administrative Agent and its representatives access to copies of, any new, updated, renewed or otherwise modified material insurance policies (excluding health, medical, dental and life insurance (other than key man life insurance)). The Borrowers shall promptly notify the Administrative Agent of the nonpayment of any premiums of any policy, cancellation of any policy or alterations of any policy that are adverse to the interests of the Holders, in each case, with respect to policies of insurance for which Required Evidence of Insurance is required hereunder.

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                  2.4   AMENDMENT TO SECTION 7.05. Section 7.05 of the Credit
      Agreement is hereby amended and restated in its entirety to read as follows:

                        7.05. Borrowing Base Certificates.

                        (a) Monthly Delivery. At all times that (x) Excess Borrowing Base Capacity is greater than an amount equal to forty percent (40%) of the Commitments then in effect (as determined by the Administrative Agent based on the then most recent set of Borrowing Base Certificates delivered by the Borrowers or, during the period from June 30 to October 31 in any Fiscal Year, based on the better of the two most recent sets of Borrowing Base Certificates delivered by the Borrowers) and (y) addenda to Schedules 7.05-A and 7.05-B for the then current calendar year are in effect pursuant to this Section 7.05(a), on each Business Day set forth on Schedule 7.05-A with respect to the Domestic Borrowers and
            Schedule 7.05-B with respect to the Multicurrency Borrowers (each, a "Monthly Borrowing Base Delivery Date"), the Domestic Borrowers and the Multicurrency Borrowers shall each provide the Administrative Agent with a Borrowing Base Certificate (which the Administrative Agent shall promptly deliver to each Domestic Lender and each Multicurrency Lender, respectively), reporting Eligible Receivables and Eligible Inventory as of the Business Day set forth on Schedule 7.05-A or Schedule 7.05-B, as applicable, for such Collateral and corresponding to the applicable Monthly Borrowing Base Delivery Date, or, in each case, as of any other date requested by the Administrative Agent in its sole discretion, together with such supporting documents as the Administrative Agent requests, all with respect to the Domestic Facility certified as being true, accurate and complete by a Financial Officer of the Domestic Borrowers, and all with respect to the Multicurrency Facility certified as being true, accurate and complete by a Financial Officer of the Multicurrency Borrowers. Not later than December 10 (or if such day is not a Business Day, on the next succeeding Business Day) in each calendar year commencing with 2004, the Borrowers shall deliver to the Administrative Agent an addendum to each of Schedule 7.05-A and
            Schedule 7.05-B showing the Monthly Borrowing Base Delivery Dates and reporting dates as to Eligible Receivables and Eligible Inventory for the immediately following calendar year which addenda shall become effective for such following calendar year upon the Administrative Agent's approval thereof. Upon approval of any such addenda the Administrative Agent shall promptly deliver such addenda to each Lender.

                        (b) Semi-Monthly Delivery. At all times that (x) Excess Borrowing Base Capacity is greater than or equal to an amount equal to twenty percent (20%) of the Commitments then in effect (as determined by the Administrative Agent based on the then most recent set of Borrowing Base Certificates delivered by the Borrowers or, during the period from June 30 to October 31 in any Fiscal Year, based on the better of the two most recent sets of Borrowing Base Certificates delivered by the Borrowers), (y) addenda to Schedules 7.05-C and 7.05-D for the then current calendar year are in effect

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            pursuant to this Section 7.05(b) and (z) the conditions for monthly reporting in Section 7.05(a) are not satisfied at such time, on each Business Day set forth on Schedule 7.05-C with respect to the Domestic Borrowers and Schedule 7.05-D with respect to the Multicurrency Borrowers (each, a "Semi-Monthly Borrowing Base Delivery Date"), the Domestic Borrowers and the Multicurrency Borrowers shall each provide the Administrative Agent with a Borrowing Base Certificate (which the Administrative Agent shall promptly deliver to each Domestic Lender and each Multicurrency Lender, respectively), reporting Eligible Receivables and Eligible Inventory as of the Business Day set forth on Schedule 7.05-C or
            Schedule 7.05-D, as applicable, for such Collateral and corresponding to the applicable Semi-Monthly Borrowing Base Delivery Date, or, in each case, as of any other date requested by the Administrative Agent in its sole discretion, together with such supporting documents as the Administrative Agent requests, all with respect to the Domestic Facility certified as being true, accurate and complete by a Financial Officer of the Domestic Borrowers, and all with respect to the Multicurrency Facility certified as being true, accurate and complete by a Financial Officer of the Multicurrency Borrowers. Not later than December 10 (or if such day is not a Business Day, on the next succeeding Business Day) in each calendar year commencing with 2004, the Borrowers shall deliver to the Administrative Agent an addendum to each of Schedule 7.05-C and
            Schedule 7.05-D showing the Semi-Monthly Borrowing Base Delivery Dates and reporting dates as to Eligible Receivables and Eligible Inventory for the immediately following calendar year which addenda shall become effective for such following calendar year upon the Administrative Agent's approval thereof. Upon approval of any such addenda the Administrative Agent shall promptly deliver such addenda to each Lender.

                        (c) Weekly Delivery. At all times that (x) Excess Borrowing Base Capacity is less than an amount equal to twenty percent (20%) of the Commitments then in effect (as determined by the Administrative Agent based on the then most recent set of Borrowing Base Certificates delivered by the Borrowers or, during the period from June 30 to October 31 in any Fiscal Year, based on the better of the two most recent sets of Borrowing Base Certificates delivered by the Borrowers) or (y) the conditions for monthly and semi-monthly reporting in Sections 7.05(a) and 7.05(b), respectively, are not satisfied at such time, on each Wednesday (or if such day is not a Business Day, on the next succeeding Business
            Day) or more frequently if requested by the Administrative Agent in its sole discretion (each, a "Weekly Borrowing Base Delivery Date"), the Domestic Borrowers and the Multicurrency Borrowers shall each provide the Administrative Agent with a Borrowing Base Certificate (which the Administrative Agent shall promptly deliver to each Domestic Lender and each Multicurrency Lender, respectively) reporting (i) Eligible Receivables as of the last Business Day of the immediately preceding calendar week and (ii) Eligible Inventory as of (A) the last Business Day of the second preceding calendar month on any Weekly Borrowing Base Delivery Date on or prior to the fifteenth day of the calendar month and (B) as of the last Business Day of the immediately

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

            preceding calendar month on any Weekly Borrowing Base Delivery Date after the fifteenth day of the calendar month, or, in any case of clauses (i) or (ii) above, as of any other date requested by the Administrative Agent in its sole discretion, together with such supporting documents as the Administrative Agent requests, all with respect to the Domestic Facility certified as being true, accurate and complete by a Financial Officer of the Domestic Borrowers, and all with respect to the Multicurrency Facility certified as being true, accurate and complete by a Financial Officer of the Multicurrency Borrowers.

                  2.5   ADDITION OF NEW SECTION 7.15. The following is added as
      Section 7.15 of the Credit Agreement:

                        7.15. Anti-Terrorism and Anti-Money Laundering Law
            Notices. Each Borrower shall immediately notify the Administrative Agent if such Person obtains Knowledge that any holder of a direct or indirect interest in any Borrower or Borrower Subsidiary, or any director, manager or officer of any of such holder, (a) has been listed on any of the Lists, (b) has become a Designated Person, (c) is under investigation by any governmental authority for, or has been charged with or convicted of, money laundering drug trafficking, terrorist-related activities or other money laundering predicate crimes, or any violation of the BSA, (d) has been assessed civil penalties under any Anti-Money Laundering Laws, or (e) has had funds seized or forfeited in an action under any Anti-Money Laundering Laws.

                  2.6 AMENDMENT TO SECTION 8.05. Section 8.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                        8.05. Insurance. Each Borrower shall maintain for itself
            and its Subsidiaries, or shall cause each of its Subsidiaries to maintain in full force and effect the insurance policies and programs listed on Schedule 6.01-W or substantially similar policies and programs or other policies and programs as are acceptable to the Administrative Agent; provided, that at any time but no more than once in any Fiscal Year unless an Event of Default has occurred and is continuing, the Administrative Agent may engage (at the Borrowers' expense) a third-party insurance consultant to examine, review and appraise the insurance policies and programs maintained by the Borrowers and their Subsidiaries, and to the extent deemed reasonably necessary by the Administrative Agent (taking into account, among other things, the cost of such additional coverage and the risks insured against by such additional coverage), require the Borrowers to modify the insurance policies and programs currently in place or, in the event that any insurer is rated less than A-, VII by A.M. Best (or an equivalent rating by another insurance rating company reasonably satisfactory to the Administrative Agent), replace the insurance policies and programs provided by such insurer. Each policy relating to (a) the Collateral and/or business interruption coverage for any Credit Party shall be properly endorsed to the Administrative Agent, in form and substance acceptable to the Administrative Agent, showing loss payable to the

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            Administrative Agent, for the benefit of the Holders and (b)
            coverage for any Credit Party other than the foregoing, unless otherwise permitted by the Administrative Agent, shall contain an endorsement naming the Administrative Agent as an additional insured under such policy, in each case in form and substance acceptable to the Administrative Agent (collectively, the "Required Evidence of Insurance") and delivered to the Administrative Agent in accordance with Section 7.04. Such Required Evidence of Insurance furnished to the Administrative Agent shall provide, unless otherwise permitted by the Administrative Agent in its sole discretion, that the insurance companies will give the Administrative Agent at least ten
            (10) days' prior written notice of any cancellation due to nonpayment of premiums thereunder and at least thirty (30) days' prior written notice before any such policy or policies of insurance shall be altered adversely to the interests of the Holders or otherwise cancelled and that no act, whether willful or negligent, or default of any Borrower, Borrower Subsidiary or other Person shall affect the right of the Administrative Agent to recover under such policy or policies of insurance in case of loss or damage. In the event any Borrower or Borrower Subsidiary, at any time or times hereafter shall fail to obtain or maintain any of the policies or insurance required herein or to pay any premium in whole or in part relating thereto, then the Administrative Agent, without waiving or releasing any obligations or resulting Event of Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Administrative Agent deems advisable. All sums so disbursed by the Administrative Agent shall constitute Protective Advances hereunder and be part of the Obligations, payable as provided in this Agreement.

                  2.7 AMENDMENT TO SECTION 8.06(a). Section 8.06(a) of the Credit Agreement is hereby amended to add the following proviso immediately before the period (".") at the end of the last sentence thereof:

            "provided, however, that Collateral field examinations at the Borrowers' expense may be conducted no more frequently than (i) quarterly, if Excess Borrowing Base Capacity is less than an amount equal to twenty percent (20%) of the Commitments then in effect (as determined by the Administrative Agent based on the then most recent set of Borrowing Base Certificates delivered by the Borrowers or, during the period from June 30 to October 31 in any Fiscal Year, based on the better of the two most recent sets of Borrowing Base Certificates delivered by the Borrowers); (ii) semi-annually, if Excess Borrowing Base Capacity is greater than or equal to an amount equal to twenty percent (20%), but less than or equal to forty percent (40%), of the Commitments then in effect (as determined by the Administrative Agent based on the then most recent set of Borrowing Base Certificates delivered by the Borrowers or, during the period from June 30 to October 31 in any Fiscal Year, based on the better of the two most recent sets of Borrowing Base Certificates delivered by the Borrowers); (iii) annually, if Excess Borrowing Base Capacity is greater than an amount equal to

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

            forty percent (40%) of the Commitments then in effect (as determined by the Administrative Agent based on the then most recent set of Borrowing Base Certificates delivered by the Borrowers or, during the period from June 30 to October 31 in any Fiscal Year, based on the better of the two most recent sets of Borrowing Base Certificates delivered by the Borrowers); or (iv) at any time an Event of Default has occurred and is continuing"

                  2.8   ADDITION OF NEW SECTION 8.14. The following is added as
      Section 8.14 of the Credit Agreement:

                        8.14 Delivery of Updated Schedules to the Credit Agreement. Not later than 45 days after the Fourth Amendment Effective Date, the Borrowers shall prepare and deliver to the Administrative Agent updated Schedules to this Agreement (other than Schedules 1.01.1, 1.01.4, 1.01.5, 1.01.6, 1.01.9, 7.05-A, 7.05-B,
            7.05-C and 7.05-D), each in form and substance reasonably satisfactory to the Administrative Agent (the date of such delivery being the "Fourth Amendment Schedule Delivery Date"). As soon as practicable after the Fourth Amendment Schedule Delivery Date, the Agent shall deliver such updated Schedules to the Lenders.

                  2.9   ADDITION OF NEW SECTION 8.15. The following is added as
      Section 8.15 of the Credit Agreement:

                        8.15. Compliance with Anti-Money Laundering Laws and
            Anti-Terrorism Laws. Each Borrower and Borrower Subsidiary has taken, and agrees that it shall continue to take, reasonable measures (including, without limitation, the adoption of adequate policies, procedures and internal controls) appropriate to the circumstances (in any event as required by applicable Requirements of Law), to ensure that such Person is and shall be in compliance with all current and future Anti-Money Laundering Laws and Anti-Terrorism Laws and applicable Requirements of Law and governmental guidance for the prevention of terrorism, terrorist financing and drug trafficking.

                  2.10 AMENDMENTS TO SECTION 9.01. Section 9.01 of the Credit Agreement is hereby amended as follows:

                        (a) to insert "after the Fourth Amendment Effective Date" immediately before the semi-colon (";") at the end of clause
            (g)(v) thereof;

                        (b) to delete in its entirety the word "and" at the end of clause (p) thereof;

                        (c) to redesignate clause (q) thereof as clause (r) and delete in its entirety the reference to "(p)" in such clause and substitute "(q)" in lieu thereof;

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

                        (d)   to add a new clause (q) as follows:

                              "(q)  Parent Subordinated Indebtedness; and"; and

                        (e) to delete in its entirety the reference to "clauses (d) and (g)" in the proviso to such Section and to substitute "clauses (d), (g) and (q)" in lieu thereof.

                  2.11 AMENDMENTS TO SECTION 9.02. Section 9.02 of the Credit Agreement is hereby amended as follows:

                        (a) to amend and restate clause (b)(iv) thereof in its entirety to read as follows:

                  "(iv) such sale is of the assets or Capital Stock of (i) any Subsidiary that was a Subsidiary of NMHG Distribution as of the Closing Date (a "Distribution Subsidiary") or (ii) a Borrower Subsidiary created after the Closing Date whose only assets at the time of formation consisted of assets acquired from a Distribution Subsidiary ("Distribution Property") and whose only assets at the time of sale consist of Distribution Property and assets acquired or originated in the ordinary course of business;"

                        (b) to delete in its entirety the reference to "Net Cash Proceeds" in clause (g) thereof and substitute "Net Cash Proceeds of Sale" in lieu thereof.

                  2.12 AMENDMENTS TO SECTION 9.04. Section 9.04 of the Credit Agreement is hereby amended as follows:

                        (a) to insert "after the Fourth Amendment Effective Date" immediately before the semi-colon (";") at the end of clause
            (e)(v) thereof;

                        (b) to delete the word "and" at the end of clause (g) thereof;

                        (c)   to replace the period (".") at the end of clause
            (h) thereof with "; and"; and

                        (d)   to add a new clause (i) as follows:

                              "(i)  Investments consisting of purchases of
                  Senior Notes permitted by Section 9.06(b)(i)(B)."

                  2.13 AMENDMENTS TO SECTION 9.05. Section 9.05 of the Credit Agreement is hereby amended as follows:

                        (a) to amend and restate clause (b) thereof in its entirety to read as follows:

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

                              "(b)  (i) Permitted Existing Accommodation
                  Obligations and any extensions, renewals or replacements thereof, provided that the aggregate Indebtedness under any such extension, renewal or replacement is not greater than the Indebtedness under, and shall be on terms no less favorable to the Borrower or such Subsidiary than the terms of, the Permitted Existing Accommodation Obligation so extended, renewed or replaced; and (ii) Accommodation Obligations evidenced by Financing Agreements of the type described in clause (c) of the definition thereof, and any renewal, amendment, restatement or replacement thereof permitted by the definition thereof;"

                        (b) to insert "after the Fourth Amendment Effective Date" immediately before the semi-colon (";") at the end of clause
            (f)(v) thereof;

                        (c) to delete the word "and" at the end of clause (f) thereof;

                        (d) to redesignate clause (g) thereof as clause (h) and delete in its entirety the reference to "(f)" in such clause and substitute "(g)" in lieu thereof; and;

                        (e)   to add a new clause (g) as follows:

                              "(g)  Parent Subordinated Indebtedness; and"; and

                  2.14 AMENDMENTS TO SECTION 9.06(b). Section 9.06(b) of the Credit Agreement is hereby amended as follows:

                        (a) to amend and restate clause (i) thereof in its entirety to read as follows:

                              (i) (A) regularly scheduled payments of principal
                  and interest by NMHG on the Senior Notes and (B) prepayments, redemptions and/or purchases of all or any portion of the Senior Notes so long as after giving effect to any such prepayment, redemption or purchase, Availability under all Credit Facilities is greater than or equal to $40,000,000;

                        (b) to delete the word "and" at the end of clause (vi) thereof;

                        (c)   to insert the word "and" at the end of clause
            (vii) thereof; and

                        (d)   to add a new clause (viii) as follows:

                              (viii) payments of principal and interest by the
                  Borrowers and Borrower Subsidiaries with respect to Parent Subordinated Indebtedness so long as after giving effect to any such payment,

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

                  Availability under all Credit Facilities is greater than or equal to $10,000,000;

                        (e) to amend the proviso at the end thereof to delete in its entirety the reference therein to "clauses (iii)(B), (vi)(C) and (vii)" and to substitute "clauses (i)(B), (iii)(B), (vi)(C),
            (vii) and (viii)" in lieu thereof

                  2.15  ADDITION OF NEW SECTION 9.19. The following is added as
      Section 9.19 of the Credit Agreement:

                        9.19. No Violation of Anti-Terrorism Laws. The Borrowers
            and Borrower Subsidiaries shall not: (a) violate any of the prohibitions set forth in the Anti-Terrorism Laws applicable to any of them or the business that they conduct, or (b) require the Administrative Agent, the Issuing Bank or the Lenders to take any action that would cause the Administrative Agent or the Lenders to be in violation of the prohibitions set forth in the Anti-Terrorism Laws, it being understood that the Administrative Agent, the Issuing Bank or any Lender can refuse to honor any such request or demand otherwise validly made by any Borrower under this Agreement or any Loan Document.

                  2.16  ADDITION OF NEW SECTION 9.20. The following is added as
      Section 9.20 of the Credit Agreement:

                        9.20 Anti-Terrorism Laws. The Borrowers shall not, and shall not permit any Borrower Subsidiary to, directly or indirectly,
            (a) Knowingly conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any Designated Person or any other Person identified in any List,
            (b) Knowingly deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to any Anti-Terrorism Law, (c) repay the Loans with any funds derived from any unlawful activity with the result that the making of the Loans would be in violation of law, or (d) Knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law (and the Borrowers shall deliver to the Administrative Agent any certification or other evidence requested from time to time by the Administrative Agent in its reasonable discretion, confirming compliance with this Section 9.20).

                  2.17 AMENDMENT TO SECTION 10.01. Section 10.01 of the Credit Agreement is hereby amended to delete in its entirety the reference therein to "$15,000,000" and to substitute "$10,000,000" in lieu thereof.

                  2.18 AMENDMENT TO SECTION 10.02. Section 10.02 of the Credit Agreement is hereby amended to amend and restate in its entirety the table of periods and ratios therein to read as follows:

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

Period                                        Ratio
------                                        -----
June 30, 2002                                 6.60x

September 30, 2002                            6.25x

December 31, 2002                             5.25x

March 31, 2003                                4.25x

June 30, 2003                                 3.50x

September 30, 2003                            3.50x

December 31, 2003                             3.50x

March 31, 2004                                3.25x

June 30, 2004                                 3.75x

September 30, 2004                            3.75x

December 31, 2004 and every
  fiscal quarter thereafter                   3.25x

                  2.19 AMENDMENT TO SECTION 10.04. Section 10.04 of the Credit Agreement is hereby amended to amend and restate in its entirety the table of periods and Capital Expenditures therein to read as follows:

Period                                           Capital Expenditures
------                                           --------------------
FYE December 31, 2002                                $30,000,000

FYE December 31, 2003                                $65,000,000

FYE December 31, 2004                                $80,000,000

FYE December 31, 2005                                $80,000,000

FYE December 31, 2006                                $80,000,000

Through June 30, 2007                                $80,000,000

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

                  2.20  ADDITION OF NEW SECTION 12.10. The following is added as
      Section 12.10 of the Credit Agreement:

                        12.10. No Reliance on Administrative Agent's Customer
            Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender's, Affiliate's, participant's or assignee's customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 C.F.R. 103.121 (as hereafter amended or replaced, the "CIP Regulations"), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Borrowers, Borrower Subsidiaries, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (a) any identity verification procedures, (b) any recordkeeping, (c) comparisons with government lists, (d) customer notices or (e) other procedures required under the CIP Regulations or such other Anti-Terrorism Laws.

                  2.21  ADDITION OF NEW SECTION 12.11. The following is added as
      Section 12.11 of the Credit Agreement:

                        12.11. USA Patriot Act. Within 10 days after the Fourth
            Amendment Effective Date and at such other times as are required under the USA Patriot Act, each Lender and each of its assignees and participants that is not incorporated under the laws of the United States of America or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations because it is both (a) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country, and (b) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to the Administrative Agent the certification, or, if applicable, recertification, certifying that such Lender is not a "shell" and certifying to other matters as required by Section 313 of the USA Patriot Act and the applicable regulations.

                  2.22 AMENDMENT TO EXHIBIT A. Exhibit A to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex A.

                  2.23 AMENDMENTS TO CERTAIN SCHEDULES. Schedules 1.01.1, 1.01.4, 1.01.5, 1.01.6, 7.05-A and 7.05-B to the Credit Agreement are
      hereby amended and restated in their entirety and new Schedules 1.01.9, 7.05-C and 7.05-D are hereby added as Schedules to the Credit Agreement, each of which is attached hereto as Annex B.

            3. POST EFFECTIVE DATE AMENDMENTS. Upon the "Fourth Amendment Schedule Delivery Date" (as defined in Section 2.1(t) above), the Credit Agreement is hereby amended as follows:

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

                  3.1 AMENDMENTS TO ARTICLE VI. Sections 6.01(c), 6.01(r), 6.01(u), 6.01(v), 6.01(w), 6.01(y) and 6.01(z) of the Credit Agreement are
      hereby amended to delete in their entirety each reference therein to "as of the Closing Date" and to substitute "as of the Fourth Amendment Schedule Delivery Date" in lieu thereof; and

                  3.2 AMENDMENTS TO CERTAIN SCHEDULES. All Schedules to the Credit Agreement (other than Schedules 1.01.1, 1.01.4, 1.01.5, 1.01.6, 1.01.9, 7.05-A, 7.05-B, 7.05-C and 7.05-D) are amended and restated in their entirety with the Schedules delivered pursuant to Section 8.14 of the Credit Agreement.

            4. EFFECT OF CERTAIN AMENDMENTS. Each of the parties hereto acknowledges and agrees that, after giving effect to the amendments set forth in Sections 2.1(e) and 2.11, the Availability Reserve put in place at the time of the sale of certain assets of NMHG Distribution to MH Equipment Ohio, LLC in January 2003 (as required by Section 9.02(b)(iv) of the Credit Agreement as in effect immediately prior to this Amendment) shall be eliminated and that no future Availability Reserves based solely on the sale of other assets permitted to be sold pursuant to Section 9.02(b)(iv) of the Credit Agreement shall be required to be put in place.

            5. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant to each Lender, each Issuing Bank and the Administrative Agent that
(a) all of the representations and warranties of the Borrowers and the Borrower Subsidiaries in the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the Fourth Amendment Effective Date as though made to each Lender, each Issuing Bank and the Administrative Agent on and as of such date (other than representations and warranties which expressly speak as of a different date, which representations shall be made only on such date) and (b) as of the Fourth Amendment Effective Date, no Event of Default or Default has occurred and is continuing.

            6. FOURTH AMENDMENT EFFECTIVE DATE. This Fourth Amendment shall become effective as of the date first above written (the "Fourth Amendment Effective Date") upon the satisfaction of the following conditions:

                  6.1 The Administrative Agent shall have received each of the following documents:

                        (a) counterparts hereof executed by the Borrowers, the Administrative Agent and each Lender;

                        (b) reaffirmations of the Obligations and the grant of Liens executed by the Borrowers and Guarantors, each on terms and conditions satisfactory to the Administrative Agent;

                        (c) written confirmation from local counsel to the Administrative Agent in England, The Netherlands, Scotland, Northern Ireland and Italy that no further action is required to be taken as a result of this Fourth Amendment in connection with the Loan Documents governed by the laws of

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

            such countries or describing the documentation which is reasonably required (such documentation being the "Additional Foreign Law Documentation");

                        (d) all Additional Foreign Law Documentation, if any, executed by the applicable Credit Parties, together with legal opinions with respect thereto, each in form and substance reasonably satisfactory to the Administrative Agent; provided, however, that the Administrative Agent may, in its sole discretion, waive this requirement solely as a condition to the effectiveness of this Fourth Amendment and grant additional time for the delivery of such Additional Foreign Law Documentation and related legal opinions;

                        (e) a Certificate from the Secretary, Assistant Secretary or Director of each Borrower and each Guarantor with respect to corporate resolutions authorizing the execution, delivery and performance of this Fourth Amendment and the agreements and documents executed and delivered in connection herewith and the incumbency of the officers of the Borrowers and Guarantors executing and delivering the same, and good standing certificates for the Borrower and Guarantors from the states identified on Annex C attached hereto and made a part hereof;

                        (f) a Certificate of a Financial Officer of the Borrowers dated as of the Fourth Amendment Effective Date, executed and delivered on behalf of the Borrowers, certifying that (i) no Material Adverse Effect has occurred since December 31, 2001, (ii) all conditions precedent set forth in this Fourth Amendment which are required to be satisfied have been satisfied and (iii) after giving effect to this Fourth Amendment, all representations and warranties in the Credit Agreement, as amended by this Fourth Amendment, and the other Loan Documents are true and correct in all material respects, no Default or Event of Default has occurred and is continuing and no event that is reasonably likely to have a Material Adverse Effect has occurred and is continuing; and

                        (g) amended and restated Notes reflecting the amendments to the Domestic Commitments and Multicurrency Commitments pursuant to this Fourth Amendment.

                  6.2 Each of the representations and warranties contained in this Fourth Amendment shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date.

                  6.3 As of the Fourth Amendment Effective Date, no Event of Default or Default shall have occurred and be continuing.

                  6.4 No event shall exist or shall have occurred which is reasonably likely to have a Material Adverse Effect.

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

                  6.5 The Borrowers shall have reimbursed the Administrative Agent for the reasonable fees, costs and expenses incurred by or owing to it in connection with this Fourth Amendment, and all other outstanding fees and expenses incurred prior to the Fourth Amendment Effective Date, in each case which are payable under Section 14.02 of the Credit Agreement.

                  6.6   The Borrowers shall have remitted to the Administrative
      Agent: (a) for the ratable account of the Lenders party to this Fourth Amendment, an amendment fee in the amount of 0.25% of the aggregate Commitments of the Lenders which are in effect as of the Fourth Amendment Effective Date and (b) for the account of CNAI, the fees set forth in the Fourth Amendment Fee Letter which are payable on the Fourth Amendment Effective Date, all such fees shall be fully earned, non-refundable, and payable on the Fourth Amendment Effective Date.

            7.    MISCELLANEOUS.

                  7.1 This Fourth Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

                  7.2 On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except to the extent specifically amended or modified hereby, all of the terms of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

                  7.3 The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor obligate any Lender, the Issuing Bank or the Administrative Agent to agree to similar amendments in the future.

                  7.4 The Indebtedness evidenced by the Credit Agreement, as in effect prior to the Fourth Amendment Effective Date (the "Existing Credit Agreement"), and the Notes delivered to the Lenders prior to the Fourth Amendment Effective Date (the "Existing Notes") constitutes the same Indebtedness evidenced by the Credit Agreement as amended hereby and the amended and restated Notes delivered pursuant to Section 6.1(g) above (the "Amended and Restated Notes"), and neither this Fourth Amendment nor the Amended and Restated Notes are in any way intended to constitute a novation of such Indebtedness, the Existing Credit Agreement, the Existing Notes, any of the other Loan Documents or the Obligations outstanding under any of the foregoing.

                                                          NACCO Fourth Amendment

            8. COUNTERPARTS; FACSIMILE DELIVERY. This Fourth Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Fourth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

            9. GOVERNING LAW. THIS FOURTH AMENDMENT, AND ALL ISSUES RELATING TO THIS FOURTH AMENDMENT, INCLUDING THE VALIDITY, ENFORCEABILITY, INTERPRETATION OR CONSTRUCTION OF THIS FOURTH AMENDMENT OR ANY PROVISION HEREOF, SHALL BE GOVERNED BY, AND SHALL BE DETERMINED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 [Signature pages and Annexes A, B and C follow]

                                                          NACCO Fourth Amendment

            IN WITNESS WHEREOF, the Administrative Agent, the Lenders and the Borrowers have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                            NMHG HOLDING CO.

                                            By: /s/ Geoffrey D. Lewis
                                               ---------------------------------
                                               Name:  Geoffrey D. Lewis
                                               Title: Vice President

                                            NACCO MATERIALS HANDLING GROUP,
                                            INC., individually and as successor
                                            by merger to NMHG Distribution Co.

                                            By: /s/ Geoffrey D. Lewis
                                               ---------------------------------
                                               Name:  Geoffrey D. Lewis
                                               Title: Vice President

                                            NACCO MATERIALS HANDLING LIMITED

                                            By: /s/ Geoffrey D. Lewis
                                               ---------------------------------
                                               Name:  Geoffrey D. Lewis
                                               Title: Director

                                            NACCO MATERIALS HANDLING B.V.

                                            By: NACCO MATERIALS HANDLING GROUP,
                                                LTD., its Managing Director

                                            By: /s/ Geoffrey D. Lewis
                                               ---------------------------------
                                               Name:  Geoffrey D. Lewis
                                               Title: Director

                             NACCO Fourth Amendment
                                 Signature Page

                                            CITICORP NORTH AMERICA, INC., as
                                            Administrative Agent and as a
                                            Domestic Lender

                                            By: /s/ Miles D. McManus
                                               ---------------------------------
                                               Miles D. McManus
                                               Vice President and Director

                                            CITIBANK INTERNATIONAL PLC, as a
                                            Multicurrency Lender

                                            By: /s/ Miles D. McManus
                                               ---------------------------------
                                               Miles D. McManus
                                               Authorized Signatory

                             NACCO Fourth Amendment
                                 Signature Page

                                            CREDIT SUISSE FIRST BOSTON, as a
                                            Domestic Lender and as a
                                            Multicurrency Lender

                                            By: /s/ Phillip Ho
                                               ---------------------------------
                                               Name:  Phillip Ho
                                               Title: Director

                                            By: /s/ Cassandra Droogan
                                               ---------------------------------
                                               Name:  Cassandra Droogan
                                               Title: Associate

                             NACCO Fourth Amendment
                                 Signature Page

                                            WELLS FARGO FOOTHILL, INC. (f/k/a
                                            Foothill Capital Corporation), as a
                                            Domestic Lender

                                            By: /s/ Michael P. Baranowski
                                               ---------------------------------
                                               Name:  Michael P. Baranowski
                                               Title: Vice President

                             NACCO Fourth Amendment
                                 Signature Page

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION, as a Domestic Lender

                                            By: /s/ Brian Schwinn
                                               ---------------------------------
                                               Name:  Brian Schwinn
                                               Title: Duly Authorized Signatory

                             NACCO Fourth Amendment
                                 Signature Page

                                            GMAC COMMERCIAL FINANCE LLC (f/k/a
                                            GMAC Business Credit, LLC), as a
                                            Domestic Lender and as a
                                            Multicurrency Lender

                                            By: /s/ Christopher Gauch
                                               ---------------------------------
                                               Name:  Christopher Gauch
                                               Title: Vice President

                             NACCO Fourth Amendment
                                 Signature Page

                                            KEY CORPORATE CAPITAL INC., as a
                                            Domestic Lender and as a
                                            Multicurrency Lender

                                            By: /s/ Timothy W. Kenealy
                                               ---------------------------------
                                               Name:  Timothy W. Kenealy
                                               Title: Assistant Vice President

                             NACCO Fourth Amendment
                                 Signature Page

                                            NATIONAL CITY COMMERCIAL FINANCE
                                            INC., as a Domestic Lender

                                            By: /s/ Tom Buda
                                               ---------------------------------
                                               Name:  Tom Buda
                                               Title: Vice President

                             NACCO Fourth Amendment
                                 Signature Page

                                            STATE OF CALIFORNIA PUBLIC
                                            EMPLOYEES' RETIREMENT SYSTEM, as a
                                            Domestic Lender

                                            By: /s/ Curtis D. Ishii
                                               ---------------------------------
                                               Name:  Curtis D. Ishii
                                               Title: Senior Investment Officer

                             NACCO Fourth Amendment
                                 Signature Page

                                            U.S. BANK NATIONAL ASSOCIATION, as a
                                            Domestic Lender and as a
                                            Multicurrency Lender

                                            By: /s/ Dale Parshall
                                               ---------------------------------
                                               Name:  Dale Parshall
                                               Title: Vice President

                             NACCO Fourth Amendment
                                 Signature Page

                                     ANNEX A
                                       to
                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                            dated as of June 30, 2004

                         AMENDED AND RESTATED EXHIBIT A

                                                                                      APPLICABLE       APPLICABLE
                                        APPLICABLE     APPLICABLE     APPLICABLE       LETTER OF         UNUSED
                   Leverage             FIXED RATE     FLOATING       OVERDRAFT       CREDIT FEE       COMMITMENT
Level                Ratio                MARGIN      RATE MARGIN    RATE MARGIN          RATE          FEE RATE
-----                -----                ------      -----------    -----------          ----          --------
1          Less than 2.50x                2.000%         1.000%         2.250%           1.750%           0.375%
2          Greater than or equal to
           2.50x and less than 3.00x      2.250%         1.250%         2.500%           2.000%           0.375%
3          Greater than or equal to
           3.00x                          2.500%         1.500%         2.750%           2.250%           0.375%

                             NACCO Fourth Amendment

                                     ANNEX B
                                       to
                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                            dated as of June 30, 2004

                          SCHEDULES TO CREDIT AGREEMENT

                                    Attached.

                             NACCO Fourth Amendment

                                 SCHEDULE 1.01.1
                                   COMMITMENTS

                                          Aggregate               Domestic                   Multicurrency
Lender                                    Commitment             Commitment                   Commitment
------                                    ----------             ----------                   ----------
Citicorp North America, Inc.          $22,100,000, 16.34%    $  7,900,000, 8.76%
Citibank International plc                                                                $14,200,000, 31.52%
Credit Suisse First Boston            $18,000,000, 13.35%    $ 6,4000,000, 7.15%          $11,600,000, 25.74%
U.S. Bank National Association        $16,600,000, 12.29%    $  8,400,000, 9.38%          $ 8,100,000, 18.10%
Key Corporate Capital Inc.            $16,200,000, 12.02%    $10,700,000, 11.87%          $ 5,500,000, 12.32%
Wells Fargo Foothill, Inc.            $15,800,000, 11.70%    $15,800,000, 17.54%          N/A
National City Commercial
Finance Inc.                          $15,800,000, 11.70%    $15,800,000, 17.54%          N/A
GMAC Commercial Finance LLC           $16,200,000, 12.02%    $10,700,000, 11.87%          $ 5,500,000, 12.32%
State of California Public
Employees' Retirement System          $  7,200,000, 5.30%    $  7,200,000, 7.95%          N/A
General Electric Capital
Corporation                           $  7,200,000, 5.30%    $  7,200,000, 7.95%          N/A

                             NACCO Fourth Amendment

                                 SCHEDULE 7.05-A
           MONTHLY DOMESTIC BORROWING BASE DELIVERY DATES (3Q/4Q 2004)

Monthly Borrowing Base             Eligible Receivables Reported           Eligible Inventory Reported
    Delivery Date                               As Of:                                As Of:
    -------------                               ------                                ------
    July 7, 2004                            June 30, 2004                          May 31, 2004
   August 11, 2004                          July 31, 2004                          June 30, 2004
  September 8, 2004                        August 31, 2004                         July 31, 2004
   October 6, 2004                       September 30, 2004                       August 31, 2004
  November 10, 2004                       October 31, 2004                      September 30, 2004
  December 8, 2004                        November 30, 2004                      October 31, 2004

                             NACCO Fourth Amendment

                                 SCHEDULE 7.05-B
        MONTHLY MULTICURRENCY BORROWING BASE DELIVERY DATES (3Q/4Q 2004)

Monthly Borrowing Base               Eligible Receivables Reported          Eligible Inventory Reported
     Delivery Date                               As Of:                                As Of:
     -------------                               ------                                ------
     July 7, 2004                            June 29, 2004                          May 31, 2004
    August 11, 2004                          July 29, 2004                          June 30, 2004
   September 8, 2004                        August 30, 2004                         July 31, 2004
    October 6, 2004                       September 29, 2004                       August 31, 2004
   November 10, 2004                       October 28, 2004                      September 30, 2004
   December 8, 2004                        November 29, 2004                      October 31, 2004

                             NACCO Fourth Amendment

                                 SCHEDULE 7.05-C
        SEMI-MONTHLY DOMESTIC BORROWING BASE DELIVERY DATES (3Q/4Q 2004)

Semi-Monthly Borrowing               Eligible Receivables Reported           Eligible Inventory Reported
  Base Delivery Date                             As Of:                                As Of:
  ------------------                             ------                                ------
     July 7, 2004                            June 30, 2004                          May 31, 2004
     July 21, 2004                           July 16, 2004                          June 30, 2004
    August 11, 2004                          July 31, 2004                          June 30, 2004
    August 25, 2004                         August 20, 2004                         July 31, 2004
   September 8, 2004                        August 31, 2004                         July 31, 2004
  September 22, 2004                      September 17, 2004                       August 31, 2004
    October 6, 2004                       September 30, 2004                       August 31, 2004
   October 20, 2004                        October 15, 2004                      September 30, 2004
   November 3, 2004                        October 31, 2004                      September 30, 2004
   November 17, 2004                       November 12, 2004                      October 31, 2004
   December 8, 2004                        November 30, 2004                      October 31, 2004
   December 22, 2004                       December 17, 2004                      November 30, 2004

                             NACCO Fourth Amendment

                                 SCHEDULE 7.05-D
      SEMI-MONTHLY MULTICURRENCY BORROWING BASE DELIVERY DATES (3Q/4Q 2004)

Semi-Monthly Borrowing               Eligible Receivables Reported          Eligible Inventory Reported
  Base Delivery Date                            As Of:                                 As Of:
  ------------------                            ------                                 ------
     July 7, 2004                            June 29, 2004                          May 31, 2004
     July 21, 2004                           July 16, 2004                          June 30, 2004
    August 11, 2004                          July 29, 2004                          June 30, 2004
    August 25, 2004                         August 20, 2004                         July 31, 2004
   September 8, 2004                        August 30, 2004                         July 31, 2004
  September 22, 2004                      September 17, 2004                       August 31, 2004
    October 6, 2004                       September 29, 2004                       August 31, 2004
   October 20, 2004                        October 15, 2004                      September 30, 2004
   November 3, 2004                        October 28, 2004                      September 30, 2004
   November 17, 2004                       November 12, 2004                      October 31, 2004
   December 8, 2004                        November 29, 2004                      October 31, 2004
   December 22, 2004                       December 17, 2004                      November 30, 2004

                             NACCO Fourth Amendment

                                     ANNEX C
                                       to
                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                            dated as of June 30, 2004

                           GOOD STANDING JURISDICTIONS

                                                        JURISDICTION(S) IN WHICH QUALIFIED AND/OR
NAME OF ENTITY:                                                       INCORPORATED:
---------------                                         -----------------------------------------
NMHG Holding Co.                                        Delaware

NACCO Materials Handling Group, Inc.                    Alabama                     New Jersey
                                                        California                  New York
                                                        Delaware                    North Carolina
                                                        Florida                     North Dakota
                                                        Georgia                     Ohio
                                                        Illinois                    Oregon
                                                        Indiana                     Pennsylvania
                                                        Kentucky                    Tennessee
                                                        Michigan                    Texas
                                                        Minnesota                   Virginia

Hyster Overseas Capital Corporation, LLC                Delaware

NMHG Oregon, Inc.                                       Oregon

Hyster-Yale Materials Handling, Inc.                    Delaware
                                                        California
                                                        Oregon

                             NACCO Fourth Amendment